Converted Organics Announces Results of
Special Meeting of Shareholders

BOSTON, February 17, 2012 (Globe Newswire) — Converted Organics Inc. (OTCBB:COIN) announced the results of its Special Meeting of Shareholders held today at its office in Boston, MA. Shareholders at the meeting considered and approved all matters as recommended by the Board of Directors as follows:

•	Authorized the Board to implement a reverse stock split

•	Authorized the Board to have the discretion to abandon the reverse stock split

“The Company is pleased with the results of today’s Special Meeting of Shareholders,” said Edward J. Gildea, President and CEO of Converted Organics. “We appreciate the support shown by our shareholders and look forward to the remainder of the year as we continue to develop our existing lines of clean technology businesses and pursue available growth opportunities.”

Following the Special Meeting of Shareholders, the Board of Directors held a meeting at which they voted in favor of a 1-for-500 reverse split of the Company’s stock. The Company has notified FINRA and expects the split to be effective within the next two weeks.

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About Converted Organics

Converted Organics’ (OTCBB:COIN) mission is to promote, develop and operate profitable innovative clean technologies that contribute to the improvement of our environment by use of sustainable business practices and the judicious use of natural resources.   Converted Organics Inc. is currently composed of three primary lines of business at the intersection of Agriculture, Water and Waste Recycling. Each business contributes to our mission and uses sustainable business practices that protect and value the environment.   The three lines of business are Organic Fertilizer (Converted Organics), Vertical Farming (TerraSphere Systems www.terraspheresystems.com), and Industrial Wastewater Treatment (Industrial Wastewater Resources).

This press release contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. Forward-looking statements include our ability to improve 2012 sales for our fertilizer operation and our ability to finance the development of our industrial waste water technology. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of our future performance, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in the “Risk Factors” section in the Company’s most recently filed annual report on Form 10-K, as updated in the Company’s quarterly reports on Form 10-Q filed since the annual report, not all of which are known to the Company. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these statements. The Company will update the information in this press release only to the extent required under applicable securities laws. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.

COIN-G

CONTACT: Converted Organics Inc.

investor@convertedorganics.com

617-624-0111